Bright Mountain Media, Inc.

Forward-Looking Statements for Bright Mountain Media, Inc.

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes, '' and similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to close the proposed acquisition of NDN F/K/A Inform, Inc., any the realization of any expected benefits from such transaction if closed. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Bright Mountain Media, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on April 12, 2019 and our other filings with the SEC. Bright Mountain Media, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Consolidation Benefits Presentation

Nov 14, 2019

Transaction Overview

Strategic Combination Creates Increased Scale

Transaction Overview	• Bright Mountain Media to acquire 100% of NDN F/K/A Inform's common shares in a 100% stock transaction. COMPLETED • Bright Mountain Media to acquire S&W Media in a cash and stock transaction. COMPLETED
Timing & Approvals	• Expected closing of both transactions by 3rd & 4TH Quarters, 2019. COMPLETED • Required shareholder approval of both companies' regulatory approval and customary closing conditions. COMPLETED

BRIGHT MOUNTAIN MEDIA

Operational Synergies	• More efficient use of corporate overhead from combination. Cost of being a public company spread over larger sales base; Increased Revenue and Gross Profit.
New Synergies	• Additional presence in key digital markets will create increased revenue. • International launch of NDN F/K/A Inform's business model. • Launch of S&W's SmartTV (OTT/CTV) product into rapidly growing market.
Corporate Operating Synergies	• Greater importance and influence with major brands and advertisers. • Greater importance and influence with digital publishers and content creators.
Investor Benefits	• Acquisition's creates opportunity for up listing. • Benefit from larger size and stronger balance sheet in pursuing new acquisition opportunities.

BRIGHT MOUNTAIN MEDIA

NDN F/K/A Inform

Company Info



NDN Designed, Developed & Operates the Leading (SAAS) Video Aggregation, Distribution, Ad Monetization and Data Delivery Platform



Internet Service Provider (ISP)
AT&T
Verizon
Comcast
NDN Editorial Support Team
Scheduled, Daily & Breaking News
Automatic Updating & Embedded Widgets
Unique Targeting Data for ISPs
Video Content, CMS, Playlists, Widgets, Players
NDN CMS
Data Field
Content, Page, Personalization Insights
Unique Targeting Data for Ad Agency
Ad Agencies & Brands
Content Partner
500+ Videos/Day via mRSS, XML, FTP
NDN Ingestion Process
NDN Encoding, Ingestion, MetaData Tagging,
Storage, Search, CDN & Viewing Tech
Wire Match Service
XML
Immediate
Wire Service
Rules Based Ads
Ad Campaigns
Rules Based Ads
Delivery & Campaign Management for Content Partner, Ad Agencies and ISPs
NDN Multimedia Advertising Platform
National Ad Sales & Programmatic Delivery

NDN Offerings

Much like a retail storefront, a web page has limited Products on the page which provide a revenue source for publishers. These include the following Ads (products):

- Display
- Video (highest value)
- eCommerce
- Content Referral ("you may also like")

The entire product-to-market ecosystem is designed to "stock the shelves" with these products and optimize the return for the Wholesaler (ad agency/buyer) and the Retailer (web publisher).



Publisher Header
Article Title
Automated or Manual Placement
Photo or Video
AD
Sliding Launcher
Programmed with related OR non-related content
Trending
Contextually matched single embed
Automated "Trending" of articles, videos, and photos
Related Stories
Related articles from host site archive
You May Also Like
Programmed with related OR non-related content from host site or other partner site
Related videos
AD
Publisher Footer

NDN Accomplishments

- $180m+ in revenue generated since 2011
- 4 Acquisitions
- 4,696 signed Publisher Partners
- 400+ signed Content Providers including 98% local television of the US audience
- 5,000+ video clips ingested daily
- Top 5 property in the News/Information category in comScore rankings
- Top 20 property in the All Properties comScore rankings (Google, Facebook, etc)
- R&D phase of Data Strategy



VIDEO LUMAscape


MARKETER
Agencies
WPP
OmnicomGroup
PUBLICIS GROUPE
IPG
dentsu
HAVAS
MDC Partners
MERKLE
AKQA
Agency Trading Desks
XAXIS
accuen
vivaki RUN
CADREON
amnet
AFFIPERF
VARICKMEDIA
Media Agencies
CARAT
groupm
MEDIACOM
razorfish
horizon media
UM
ZenithOptimedia
initiative
Starcom Mediavest Group
MINDSHARE
DSPs
TubeMogul
videology
MediaMath
TURN
dataxu
BrightRoll
TREMOR VIDEO
theTradeDesk
DIGILANT
acuity
PIXABILITY
Exchanges
Adap.tv
spotXchange
doubleclick
adBrite
OpenX
RhythmOne
Video Ad Networks
YuMe
BrightRoll
BBE
Teads
SET
collective
AT&T AdWorks
Undertone
eyeview
interclick
rocketfuel
BREAK
KARGO
tremor
dmg
OBG
adconion
Vungle
yashi
MATOMY
AD COLONY
VEXIGO
brightcom
Sekindo
Targeted TV
CADENT
SIMULMEDIA
Google
TIVO
CDNs
Akamai
Limelight
cotendo
amazon.com
edgecast
Level(3)
INTERNAP
CDNetworks
Video Delivery Mgmt
CONVIVA
BLACKWAVE
vantrix
OVPs
OOYALA
brightcove
episodic
vMix
KALTURA
vidyard
DELVE
kyte
Players
Adobe
Silverlight
JWPLAYER
Encoding / Transcoding
ELEMENTAL
RHOZET
encoding.com
DIVX
INLET
sorenson
Telestream
Video Ad Servers
FreeWheel
LiveRail
auditude
ADTECH
OpenX
Adap.tv
SPOTX
Video Syndication
grab
VIDIBLE
anyclip
PERFORM
TV Everywhere
SYNC TV
RAYV
mobilv
azuki
Adobe
Branded Content Distribution
UNRULY
sharethrough
Touchstorm
VIRALGAINS
virool
Web Properties
General
NBC
CBS
ESPN
abc
CNN
msn
Aol.
YAHOO!
Video Specific
hulu
viki
tv.com
xfinity
YouTube
MCNs
MACHINIMA
vevo
Big Frame
DEFY
STYLEHAUL
Tastemade
Social Networks
facebook
Aggregators
vimeo
USTREAM
socialcam
Dailymotion
metacafe
twitch
Vine
PLUTO.TV
Content Network
blip
SNAGFILMS
DRAMAFEVER
Video Production
HealthGuru
Revision3
funny or die
Howcast
WOCHIT
watchmojo
playon
Tools
StudioNow
MLG
twitch
livestream
IP-Enabled Set Top Boxes
TiVo
XBOX
tv
chromecast
BOXEE
Roku
sling
amazon.com
Connected TVs & Traditional STB
CISCO
ARRIS
SAMSUNG
LG
PHILIPS
Panasonic
HITACHI
MOTOROLA
VIZIO
SONY
PEOPLE
Ad Creation
SPONGECELL
SUNDAY SKY
tongal
PANACHE
Spot Runner
Jivox
mixpo
Dynamix
Measurement and Analytics
nielsen
iSpot.tv
RENTRAK
bluefin
precisiondemand
OMNITURE
unica
comscore
TRA
webtrends
tubular
ALLIANT
SQAD
Data Mgmt
bluekai
Demdex
exelate
quantcast
LOTAME
krux
videoamp
SIGNAL
Tag Man
Red Aril
Video Search / Guide
Creation Tools
Adobe
Data / DRM
WIDEVINE
VERANCE
irdeto
Vobile
verimatrix
BOXFISH
Video Ad Servers
doubleclick
Adap.tv
pictela
pointroll
atlas
mediamind
INNOVID
eyeWONDER
VINDICO
flashtalking
ExtremeReach
Media Management & Ops
STRATA
FusionSeven
operative.
WIDEORBIT
mediamorph
SQAD
MarketShare
MEDIABANK
mediaocean
Sizmek
OTT Applications
NETFLIX
amazon.com
ESPN
HBO
STARZ
vudu
adRise
abc
CBS
SHOWTIME
NBC
TV / Targeted TV Platforms
BrightLine
blackarrow
TIVO
SONIC
visible world
clypd
SeaChange
harmonic
enseQuence
concurrent
INVIDI
rgb
NDS
ActiveVideo
OTT Platforms
BOXEE
ROKU
piksel
Google TV
chumby
Carriers
AT&T
DIRECTV
dish
verizon
CABLEVISION
COX
Time Warner Cable
bright house
COMCAST
Charter

VIDEO LUMAscape


MARKETER
Revenue Flow
Consolidated Market
CDNs
Akamai
Limelight
amazon.com
edgecast
Level(3)
CDNetworks
INTERNAP
Video Specific
hulu
viki
xfinity
YouTube
MCNs
vevo
Social Networks
Integrated Solution to Streamline & Optimize Product-Market-Process
Will Provide a Strong Competitive Advantage...
TV Everywhere
mobiltv
azuki
Video Ad Servers
doubleclick
Adap.tv
pictela
pointroll
atlas
mediamind
INNOVID
eyewonder
vindico
flashtalking
ExtremeReach
Media Management & Ops
STRATA
FusionSeven
operative.
WIDEORBIT
mediamorph
SQAD
MarketShare
MEDIABANK
mediaocean
Sizmek
Creation Tools
Adobe
SmartTV Opportunities
PEOPLE

MARKET OVERVIEW


DIGITAL
25.7%
-0.5% TV
-17.7% NEWSPAPER
-18.0% MAGAZINE
RADIO 0.5%
OUT-OF-HOME 4.9%
-20.0% DIRECTORIES
-22.5
-15
-7.5
0
7.5
15
22.5
30

Source: eMarketer, Feb 2019

2018 vs 2017 Total Media Ad Spending Growth, by Media

MARKET DYNAMICS


$ 69.87
$ 69.17
$ 69.52
$ 68.82
$ 68.13
$ 50.63
$ 45.27
$ 40.13
$ 33.56
$27.82
2018
2019
2020
2021
2022
TV*
Digital Vídeo**

Note: *includes broadcast (network, spot and syndication) and cable TV; **includes in-banner, in-stream and in-text; includes advertising that appears on desktop and laptop computers as well as mobile phones and tablets; data up to 2014 is derived from IAB/PwC data. Source: eMarketer, Sep 2018

US TV* and Digital Video Ad Spending, 2018-2022**

MARKET OVERVIEW


Other*
$52.49
(40.7%)
Duopoly
$76.57
(59.3%)

Total US digital ad spending = $129.06 billion


Facebook
$28.52
(37.2%)
Google
$48.05
(62.8%)

Duopoly

Note: includes advertising that appears on desktop and laptop computer as well mobile phones, tables and other internet-connected devices, and includes all various formats of advertising on those platforms; excludes mobile messaging (SMS, MMS, and P2P messaging); Facebook includes Instagram; Google includes TouTube; net ad revenues after companies pay traffic acquisition costs (TAC) to partner sites; numbers may not add up to total due to rounding, *includes US digital ad spending outsides Facebook and Google.
Source: eMarketer, Feb 2019

US Digital Ad Revenues, Duopoly vs. Others*, 2019

Each quadrant are potential acquirers of BMTM solution…


STRATEGIC BUYER LUMAscape
TECHNOLOGY
NETWORK / COMMERCE
MARKETING
MEDIA
OFFENSE
DEFENSE

S&W Media Group

Company Info

S&W Offerings

S&W is an emerging data-driven marketing company which utilizes programmatic solutions for OTT, Video & Mobile. Specializing in capturing the most precise audiences for brands and agencies internationally by leveraging proprietary machine learning technology.

SmartTV Apps (OTT/CTV)

Lean-back, full screen experience that cannot be skipped

Video

Start your campaigns in minutes and watch targeted audiences driven to your brand or product in mass



Mobile

Integrate your message seamlessly within your users' favorite apps

Performance

Performance based CPA (cost per action) campaigns that deliver measurable results


Demand
Supply
BRANDS
Brands
Agencies
Trading Desks
Demand Side Platform
SmartTV Apps
Programmatic Exchange
Performance Platform
DSP of S&W
SSP of S&W
Ad Exchanges/RTBs
Supply Side Platform
Publisher Ad Server
Ad Network (working for the seller)
PUBLISHER

Technology

- Programmatic, RTB, and OTT. Our proprietary technology gives us the ability to scale our operation seamlessly in the industry's most profitable and up and coming segments

    - Machine learning algorithms
    - Self serve platform
    - Automation tools

- SmartTV (OTT/CTV)

    - 25 O&O OTT Apps on ROKU, Apple TV, Amazon Fire, and Android TV
    - Streamlined creation and deployment of new Connected TV apps.


9:30

SmartTV Growth

Cord-cutting will be driven mostly by the increased adoption of linear OTT services, which are on track to more than double their US audience in the next four years.



Leading Benefits of OTT/Connected TV Advertising According to US Agencies and Marketers, Jan 2018
% of respondents
Precise targeting
58%
Detailed measurement
39%
Ongoing optimization throughout life of campaign
37%
Cross-screen targeting/measurement capabilities
35%
More automated than traditional TV advertising
32%
CPM efficiency
30%
Lean-back TV experience
20%
Small ad load
18%
Note: n=171; respondents chose their top 3
Source: Videology, "Advanced TV Trends" conducted by Advertiser Perceptions, June 26, 2018
239905
www.eMarketer.com



Total Media Ad Spending Growth, by Media
US, 2018, % change
Digital
25.7%
TV
-0.5%
Newspaper
-17.7%
Magazine
-18.0%
Radio
0.5%
Out-of-home
4.9%
Directories
-20.0%
Source: eMarketer, September 2018
www.eMarketer.com



US TV* and Digital Video** Ad Spending, 2018-2022
billions
$69.87
$27.82
$69.17
$33.56
$69.52
$40.13
$68.82
$45.27
$68.13
$50.63
2018
2019
2020
2021
2022
TV*
Digital video**
Note: *includes broadcast (network, spot and syndication) and cable TV; **includes in-banner, in-stream and in-text; includes advertising that appears on desktop and laptop computers as well as mobile phones and tablets; data up to 2014 is derived from IAB/PwC data
Source: eMarketer, Sep 2018
241414
www.eMarketer.com

S&W Accomplishments

- $60m+ in revenue generated since 2015
- 800+ signed Publisher Partners
- 500+ signed Advertising Partners
- 1Bil+ monthly impressions
- 25 O&O SmartTV applications across Roku, Apple & Android
- Over 5 Mil minutes of watched content monthly
- 50,000+ video clips



Optimizing The Value Chain

Advertising Value Chain


Revenue Flow
Advertiser Control
Publisher Control
Dollar Value
100%
Brand
85%
Agency
60%
Trading Desk
50%
DSP
40%
SSP
35%
Ad Server
30%
Publisher

Advertising Value Chain


Revenue Flow
Dollar Value
Advertiser Control
Publisher Control
100%
Brand
85%
Agency
60%
Trading Desk
100%
85%
BMTM Consolidated Group
• Fraud Prevention
• Data integrations
• Optimization tools
• Quality vendors
• Verification vendors
• Measurement tools
• Campaign Planning and Execution
• Access to 3rd Party Demand
• Yield Management
• Inventory forecasting and pricing
• Portfolio Level Management
• Audience Extension
Publisher

Synergies


BRIGHT MOUNTAIN MEDIA
Holistic Advertiser to Consumer Solution
NDN
S&W

Thank You!

